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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                   -------------

                                      FORM 8-K


                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 8, 1998
                                                 -------------------------------


                              DIGI INTERNATIONAL INC.
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               (Exact name of Registrant as specified in its charter)


            DELAWARE                     0-17972                41-1532464
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  (State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)


           11001 BREN ROAD EAST
           MINNETONKA, MINNESOTA                                  55343
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 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (612) 912-3444
                                                   -----------------------------


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Item 2.   ACQUISITION OF DISPOSITION OF INTERESTS.

          On July 8, 1998, CD Acquisition Inc., a Delaware corporation and wholly owned subsidiary of the Registrant ("Merger Sub"), merged (the "Merger") with and into Central Data Corporation, a Delaware corporation ("Central Data"). Central Data, as the surviving corporation in the Merger, has become a wholly owned subsidiary of the Registrant.

          In connection with the Merger each outstanding share of the Common Stock, par value $.01 per share, of Central Data was converted into the right to receive approximately .529 shares of the Common Stock, par value $.01 per share, of the Registrant ("Registrant Common Stock") and cash in the amount of $32.15; provided however, that each outstanding Central Data share held by a stockholder who was not an "accredited investor" (as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended) was converted into the right to receive approximately $42.87 as its sole consideration in the Merger. The total consideration paid in the Merger consists of 199,480 shares of Registrant Common Stock and cash totaling $13,960,525.94. The Registrant also assumed options to purchase, in the aggregate, approximately 165,000 shares of Registrant Common Stock in substitution for previously outstanding options to acquire shares of the Common Stock of Central Data. The Registrant will use current cash reserves to fund the cash portion of the consideration to be paid in the Merger.

          The Merger will be accounted for under the purchase method and will be a taxable transaction to the stockholders of Central Data. The Registrant intends to continue Central Data's business of providing serial port solutions for local and remote access connectivity.

          Additional information regarding the terms of the Merger is included in the Agreement and Plan of Merger and Press Release included herein as exhibits.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following information follows or is attached hereto as an exhibit:

          (a)  FINANCIAL STATEMENTS OF CENTRAL DATA: Not required.

          (b)  PRO FORMA FINANCIAL INFORMATION OF REGISTRANT AND CENTRAL DATA:
               Not required.

          (c)  EXHIBITS

               2. Agreement and Plan of Merger dated as of July 1, 1998 among the Registrant, Merger Sub and Central Data.

                    The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

               99.  Press Release of the Registrant dated July 8, 1998.



                                          2
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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   DIGI INTERNATIONAL INC.



Date:  July 23, 1998               By /s/ Jonathon E. Killmer
                                      ----------------------------------------
                                      Jonathon E. Killmer
                                      Senior Vice President, Chief Financial
                                      Officer and Treasurer


                                          3
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                                   EXHIBIT INDEX




  No.    Exhibit                                             Page
  ---    -------                                             ----
   2     Agreement and Plan of Merger dated as of July 1,    Filed
         1998 among the Registrant, Merger Sub               Electronically
         and Central Data

  99     Press release dated July 8, 1998.                   Filed
                                                             Electronically